UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  August 1, 2007
                                                   -----------------------------

                            VIRAGE LOGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-31089                    77-0416232
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(State or other jurisdiction       (Commission                 (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

    47100 Bayside Parkway, Fremont, California                      94538
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (510) 360-8000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 1, 2007, Virage Logic Corporation issued a press release announcing its financial results for the third quarter of fiscal 2007.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1 Press Release, August 1, 2007, entitled "Virage Logic Reports Third Quarter Fiscal 2007 Financial Results."

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     VIRAGE LOGIC CORPORATION


Date: August 1, 2007                                 By: /s/ Christine Russell
                                                         ---------------------
                                                         Ms. Christine Russell
                                                         Chief Financial Officer